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                                                                    EXHIBIT 25.2

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           [__]



                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)





                             UNOCAL CAPITAL TRUST
              (Exact name of obligor as specified in its charter)


Delaware                                               95-4589528
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


2141 Rosecrans Avenue, Suite 4000
El Segundo, California                                 90245
(Address of principal executive offices)               (Zip code)

                            ______________________

                  __% Trust Convertible Preferred Securities
                      (Title of the indenture securities)


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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

- --------------------------------------------------------------------------------
                  Name                                        Address
- --------------------------------------------------------------------------------

     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affilia-tion.

     None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-
          44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                       NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of July, 1996.


                                        THE BANK OF NEW YORK



                                        By: /s/ PAUL J. SCHMALZEL
                                           Name:  Paul J. Schmalzel
                                           Title: Assistant Treasurer

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                                                                       EXHIBIT 7




                          Consolidated Report of Condition of

                                 THE BANK OF NEW YORK

                        of 48 Wall Street, New York, N.Y. 10286
                        And Foreign and Domestic Subsidiaries,
          a member of the Federal Reserve System, at the close of business March 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
          ASSETS                                            in Thousands
          Cash and balances due from
           depository institutions:
            Noninterest-bearing balances and
             currency and coin .................             $ 2,461,550
            Interest-bearing balances ..........                 835,563
          Securities:
            Held-to-maturity securities ........                 802,064
            Available-for-sale securities ......               2,051,263
          Federal funds sold   in domestic
           offices of the bank:
          Federal funds sold ...................               3,885,475
          Loans and lease financing
           receivables:
            Loans and leases, net of unearned
             income .........................27,820,159
            LESS: Allowance for loan and
             lease losses ...................   509,817
            LESS: Allocated transfer risk
             reserve.........................     1,000
              Loans and leases, net of unearned
               income, allowance, and reserve...              27,309,342
          Assets held in trading accounts ......                 837,118
          Premises and fixed assets (including
           capitalized leases) .................                 614,567
          Other real estate owned ..............                  51,631
          Investments in unconsolidated
           subsidiaries and associated
           companies ...........................                 225,158
          Customers' liability to this bank on
           acceptances outstanding .............                 800,375
          Intangible assets ....................                 436,668
          Other assets .........................               1,247,908
                                                             -----------
          Total assets .........................             $41,558,682
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          LIABILITIES
          Deposits:
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            In domestic offices ................             $18,851,327
            Noninterest-bearing ............. 7,102,645
            Interest-bearing ................11,748,682
            In foreign offices, Edge and
             Agreement subsidiaries, and IBFs ..              10,965,604
            Noninterest-bearing ..............   37,855
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            Interest-bearing .................  10,927,749
          Federal funds purchased and securities
           sold under agreements to repurchase
           in domestic offices of the bank and
           of its Edge and Agreement
           subsidiaries, and in IBFs:
            Federal funds purchased .............               1,224,886
            Securities sold under agreements
             to repurchase ......................                  29,728
          Demand notes issued to the U.S.
           Treasury .............................                 118,870
          Trading liabilities ...................                 673,944
          Other borrowed money:
           With original maturity of one year
            or less .............................               2,713,248
           With original maturity of more than
            one year ............................                  20,780
          Bank's liability on acceptances
           executed and outstanding .............                 803,292
          Subordinated notes and debentures .....               1,022,860
          Other liabilities .....................               1,590,564
                                                              -----------
          Total liabilities .....................              38,015,103
                                                              ===========
          EQUITY CAPITAL
          Common stock .........................                  942,284
          Surplus ..............................                  525,666
          Undivided profits and capital
           reserves ............................                2,078,197
          Net unrealized holding gains
           (losses) on available-for-sale
           securities ..........................                    3,197
          Cumulative foreign currency
           translation adjustments .............                   (5,765)
          Total equity capital .................                3,543,579
                                                              -----------
          Total liabilities and equity
           capital .............................              $41,558,682
                                                              ===========

             I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                     Robert E. Keilman

             We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors
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          of the Federal Reserve System and is true and correct.


             J. Carter Bacot
             Thomas A. Renyi           Directors
             Alan R. Griffith